Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, José A. Segrera, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The accompanying quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2006 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Terremark Worldwide, Inc.

/s/ JOSÉ A. SEGRERA

José A. Segrera
Executive Vice President and
Chief Financial Officer
(Principal Accounting Officer)

Dated: February 9, 2007